UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 17, 2023
Latch, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39688	85-3087759
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

508 West 26th Street, Suite 6G, New York, NY	10001
(Address of principal executive offices)	(Zip Code)
(917) 338-3915
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	LTCH	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common stock at an exercise price of $11.50 per share	LTCHW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02.    Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
As disclosed on August 10, 2022, external counsel, operating at the direction of the Audit Committee of the Board of Directors (the “Audit Committee”) of Latch, Inc. (the “Company”), was conducting an investigation (the “Investigation”) of current and prior period matters that included certain aspects of the Company’s current and historical key performance indicators and revenue recognition practices, including the accounting treatment, financial reporting and internal controls related thereto.
As disclosed on August 25, 2022, based on the preliminary findings of the Investigation, the Audit Committee determined that the Company’s consolidated financial statements for 2021 included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 (the “2021 Annual Report”) and associated report of the Company’s independent registered public accounting firm, Deloitte & Touche LLP (“Deloitte”), as well as the Company’s consolidated financial statements for the first quarter of 2022 included in the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2022, should no longer be relied upon. Accordingly, the Audit Committee, in consultation with the Company’s management, determined that the Company’s consolidated financial statements for 2021 and the first quarter of 2022 would be restated.
On November 10, 2022, the Company disclosed that the Investigation had been expanded to include a review of the Company’s financial statements for 2019 and 2020 and that additional errors were identified with respect to the Company’s financial statements for those periods.
On January 17, 2023, based on the findings of the Investigation, the Audit Committee, after discussion with management, determined that, in addition to the Company’s consolidated financial statements for 2021 and the first quarter of 2022, the consolidated financial statements for 2019 and 2020 (all such interim and annual periods, the “Affected Periods”) should no longer be relied upon as a result of internal control deficiencies and errors relating to the manner in which the Company recognized revenue, each as further described below. Accordingly, the Audit Committee, in consultation with the Company’s management, has determined that the Company’s consolidated financial statements for the Affected Periods will be restated. Any previously issued or filed reports, registration statements, proxy statements, prospectuses, press releases, earnings releases, investor presentations or other communications including, describing or incorporating by reference the Company’s consolidated financial statements and other related financial information covering the Affected Periods should no longer be relied upon.
The Investigation is now substantially complete. The Company’s management and Audit Committee have initiated the remediation process to address the errors and issues identified by the Investigation, including personnel actions, changes to internal controls and enhancements to accounting resources and training. The recently appointed interim chief executive and chief financial officers are leading the Company’s efforts to apply the findings of the Investigation to the remediation and restatement processes.
The errors and issues identified by the Investigation include errors in the recognition of revenue for sales to various customers resulting primarily from (1) a failure of certain sales personnel in certain cases to disclose relevant terms they had negotiated with customers and a failure to identify, consider and properly account for such terms, (2) a failure to consider fully the impact of certain terms of sales agreements with customers in determining the amount and timing of revenue to be recognized and (3) a failure to adequately assess collectability. The Investigation also identified errors in certain key performance indicators, including “bookings” and related metrics. The Company ceased presenting bookings-related metrics in the 2021 Annual Report, and those metrics should no longer be relied upon. The errors and issues occurred at various times throughout the Affected Periods. The description of the errors and issues is solely based on the results of the Investigation conducted to date, and the errors and issues are subject to further analysis as the Company completes the restatement process. The results of the restatement will be subject to audit by the Company’s independent registered public accounting firm. The Company plans to file amended annual and quarterly reports, as applicable, for the Affected Periods as soon as reasonably practicable.
The Company expects to conclude that one or more material weaknesses related to the matters described above existed in the Company’s internal controls over financial reporting for the Affected Periods and that the Company’s controls and procedures for such periods were not effective. An assessment of the Company’s internal controls and the Company’s remediation plan with respect to such material weaknesses will be described in more detail in the amended annual and quarterly reports for the Affected Periods.
The Company’s management and the Audit Committee have discussed the matters disclosed in this report with Deloitte.

Forward-Looking Statements
This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws, including statements regarding adoption of the Company’s technology and products. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “would,” “will continue,” “will likely result” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Forward-looking information includes, but is not limited to, statements regarding: the Company’s future products, performance and operations, and the related benefits to stockholders, customers and residents; the Investigation and the impact of the findings thereof on the Company’s financial statements, results of operations and strategy; the Company’s restatement and remediation plan; and the Company’s strategy. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including the Company’s ability to implement business plans and changes and developments in the industry in which the Company competes. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 1, 2022, and other documents filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law, including the securities laws of the United States and the rules and regulations of the SEC. The Company does not give any assurance that it will achieve its expectations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Latch, Inc.

Date:	January 23, 2023	By:	/s/ Marc Landy
		Name:	Marc Landy
		Title:	Interim Chief Financial Officer